EXHIBIT 10.8
[GRAPHIC OMITTED]
CERTICOM(TM)                CERTICOM(R) OEM LICENSE AGREEMENT


THIS OEM LICENSE AGREEMENT ("AGREEMENT") IS MADE AS OF THE EFFECTIVE DATE NOTED BELOW ON THE SIGNATURE PAGE, EXECUTED BY AND BETWEEN CERTICOM CORP. ("CERTICOM"), A YUKON TERRITORY CORPORATION, AND DIVERSINET CORP., AN ONTARIO COMPANY ("LICENSEE"). CERTICOM CONTRACT #: DIV.011102.001

  STANDARD TERMS AND CONDITIONS FOR CERTICOM OEM LICENSE AGREEMENT- rev 2.20.02


1.   LICENSE.  This  agreement  consists  of  the following items (collectively,
     -------
the "Agreement"): information sheets, these Terms and Conditions, and any exhibits, attachments, or schedules referenced in this Agreement and attached hereto. These Terms and Conditions are subject to the specific deal terms contained on the referenced and attached exhibits ("Information Sheets"). In the event of a conflict between the Information Sheets and these Terms and Conditions, the Information Sheets will control.

(a) Materials. The "Materials" consist of all software products, and special documentation listed in "Exhibit B- Products and Deliverables", as well as any standard documentation distributed along with such software. A software item listed on Exhibit B- Products and Deliverables may be generically referred to in this Agreement as a "Licensed Product", or collectively, as "Licensed Products."

 (i) Limited License Grant (Internal Development). Certicom grants Licensee a world-wide (subject to applicable government export regulations), non-exclusive, non-transferable license to use, and to make a reasonable number of copies of, the software products listed on the Exhibit B-Products and Deliverables ("Software"), in object code format, solely in order to create Licensee Applications.

(ii) Limited License Grant (Distribution). Certicom grants Licensee a world-wide (subject to applicable government export regulations), non-exclusive, non-transferable right to reproduce, distribute and use object code of the following portions of the Software: libraries, sample code, and any other items specifically designated as "runtime" in the Software ("Runtime") as embedded in Licensee Applications. As part of such license, and subject to the applicable terms, conditions, and restrictions in this Agreement, Licensee may: (A) sublicense to its Distributors (as defined in Exhibit D) the right to reproduce and distribute the Runtime (solely as embedded into the Licensee Application); and, (B) sublicense to Customers (as defined in Exhibit D) the right to use the Runtime.

(iii) As a condition of the license grants in 1(a)(i) & 1(a)(ii), above, Licensee agrees to: (A) distribute (either directly or through Distributors) the Runtime in object code form only, and only as integrated into Licensee Applications; (B) provide in its agreements with users of Licensee Applications that the user not use the Runtime except as integrated into Licensee Applications; (C) indemnify, defend and hold harmless Certicom, its directors, officers, and employees from and against any claim, demand, cause of action, loss, damage, liability suit, proceeding, judgment, or cost (excluding attorney fees), brought against Certicom which is based on the creation, use or distribution of Licensee Applications to the extent that such suit or proceeding does not arise or result from: (i) Certicom's material breach of any agreement, obligation, representation, warranty or covenant contained in this Agreement; (ii) any wrongful, negligent action or failure to act by Certicom, its employees, agents or independent contractors; or, (iii) any liability for which Certicom is obligated to indemnify Licensee under Terms and Conditions
     Section 9; and, (D) not permit further distribution of the Runtime by Licensee's Customers except as authorised in this Agreement.

(b) Notices: Licensee must, and is hereby granted the right to, reproduce in any Licensee Application (or its documentation), without modification as to their meaning, all proprietary trademark, patent and copyright notices present in the Materials (hereafter, "Certicom Notices").

(c) Delivery: Certicom agrees to deliver the Materials according to the terms set forth on the Information Sheets or in an applicable Statement of Work. If no such delivery terms are set forth and Certicom has not previously delivered the Materials to Licensee under an executed evaluation agreement, then delivery of the Materials will take place within four (4) Business Days after the Effective Date. Delivery of Licensed Products may be subject to applicable governmental approvals.

2.   OWNERSHIP,  TRADE  SECRETS,  PROTECTION.
     ---------------------------------------

(a) All title and ownership in and to the Licensed Products, Certicom trademarks, and the Certicom-supplied portions of items contained in the Terms and Conditions Section 12 of this Agreement, including all intellectual property rights such as copyright, trade secrets, patents and trade-marks, service marks, shall at all times remain with Certicom and its licensors as appropriate. Licensee will include in its license agreements and distribution agreements for Licensee Applications provisions no less restrictive or protective of Certicom than those specified in Terms and Conditions Sections 1(a)(iii)(B), 1(a)(iii)(D), 2, 3, and 8 as applicable. Should Licensee offer any warranties to third parties on behalf of the Licensee Application, Licensee must be solely responsible for these warranties.

(b) Licensee agrees that the techniques, algorithms, ideas, concepts, code, and processes contained in the Materials constitute Certicom's trade secrets and are subject to confidentiality protection. As such, Licensee agrees not to reverse engineer, disassemble or decompile, or otherwise attempt to derive the source code for, or perform cryptographic analysis upon, any Licensed Products to the extent this restriction is permitted by law. To the extent the following prohibition is permitted by law, Licensee is prohibited from creating any Licensee


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CERTICOM(TM)                CERTICOM(R) OEM LICENSE AGREEMENT

Application which gives third party proprietary software direct access to any of the following items within the Licensed Products: (i) supported API(s); (ii) security and authentication functionalities; or, (iii) any undocumented internal functionality. By way of example and not for purposes of limiting the scope of such restriction, a Licensee Application which permits a third party software application to make calls directly to a listed item would be prohibited as 'giving direct access' under the terms of such restriction.

Licensee agrees to take all reasonable measures to keep confidential the Materials, and protect Certicom's (and its licensor's) rights in the Materials (including, for purposes of this Section, additional hardware, software or information provided under Exhibit C. Licensee agrees not to disclose the confidential portions of the Materials to anyone, or copy them, except as permitted under this Agreement and except as follows: (a) to employees, advisors, financing parties or contractors who are under an obligation of confidentiality to the extent reasonably necessary to conduct business; (b) to the extent that Material become publicly known through no fault of Licensee; (c) to the extent Licensee is required to comply with any valid law, regulation, statute, or order so long as Certicom receives reasonable advance notice of such potential disclosure; and (d) to the extent required by Licensee to enforce, establish, or interpret any right or duty at law or equity with respect to this Agreement.

As used in this Section, the phrase "confidential portions of the Materials" specifically does not include the Runtime elements solely to the extent that such elements are distributed in accordance with the terms of Terms and Conditions Section 1.

3.   COMPLIANCE  WITH  LAWS.  Licensee  must  comply with all applicable export,
     ----------------------
import, or other relevant laws of any applicable jurisdiction. Determination of the applicable law is Licensee's responsibility. Licensee understands that the Software is cryptographic in nature and therefore the Materials are highly regulated. Licensee is strictly prohibited from exporting, re-exporting or importing the Materials (after initial delivery by Certicom to Licensee), regardless of method (including, for example and not by limitation by use of physical delivery, e-mail, or download from FTP or website, etc.), without first complying with all applicable government use, import, or export laws, rules, regulations, orders, and obtaining any necessary approvals or permits. Obtaining any necessary export or import approval for Licensee Applications and/or the Materials (after initial delivery of the Materials by Certicom to Licensee) is the sole responsibility of Licensee. For purposes of use of the Materials by the U.S. Government, the Materials are provided as Commercial Computer Software and Commercial Computer Software Documentation, and use, duplication and disclosure by the U.S. Government is subject to the requirements set forth in FAR 52-227-19 "Commercial Computer Software - Restricted Rights" and its successors in effect for all solicitations and resulting contract issued on or after May 18, 1997, FAR 12.212(a) (Oct. 2000), FAR 52.227-19 (Jun. 1987), or FAR
52.227-14 (JUN 1987), DFARS 227.7202 (Oct. 1998), "Commercial Computer Software and Commercial Computer Software Documentation", and DFARS 252.227-7013(c) (Nov.
1995), and any future amendments or successor regulations, as applicable. For purposes of this Section manufacturer of the Materials is Certicom Corp., 5520 Explorer Drive, 4th Floor, Mississauga, ON L4W 5L1, (v) 905.507.4220, (f) 905.507.4230.

4.   FEES.  Licensee  must  pay  to  Certicom the particular fees (including any
     ----
Special Terms) set forth in Exhibit A. Interest will accrue on all overdue amounts on the first late date at a rate equal to the lesser of (i) 18% per year or (ii) the highest rate allowed by law. If a normal part of its purchasing system, Licensee agrees to return a Purchase Order (hereafter, "P. O."), along with the executed copy of this Agreement. Any P.O. must be consistent with the material terms of this Agreement (particularly with respect to the fee and payment terms in this Section and the Information Sheets). Unless expressly noted otherwise, all fees are non-refundable. All payments hereunder must be made in lawful United States currency, and will be paid by Licensee to the attention of Software Licensing at Certicom's address set forth below.

5.   TAXES.  In  addition  to  the  fees  payable  by  Licensee to Certicom, all
     -----
taxes, duties or other charges of any kind resulting from this Agreement will be the responsibility of Licensee. If any withholding tax or similar charge is applicable to the fees paid by Licensee to Certicom, Licensee will pay such additional amount such that Certicom would receive the total amount of the fees it would have been paid but for such tax or levy. However, Licensee shall not be liable for any taxes based on Certicom's net income.

6.   BOOKS  AND  RECORDS,  AUDIT.  For  each  year  until  termination  of  this
     ---------------------------
Agreement, Licensee agrees to maintain, until four (4) years after such year, complete books, records, documents and accounts relevant to computation and accounting for amounts payable under this Agreement. Certicom will have the right, at its sole discretion, cost and expense, to have an independent reputable expert conduct, during normal business hours and not more frequently than yearly, an audit of the appropriate records of Licensee to verify compliance under this Agreement. Certicom must provide Licensee with at least ten (10) days advance written notice. The auditor will be bound to keep confidential the details of Licensee's business affairs and to limit disclosure of the results of any audit to details of Licensee's compliance with the terms of this Agreement,


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CERTICOM(TM)                CERTICOM(R) OEM LICENSE AGREEMENT

and the sufficiency of the accounts and the amount (if any) of a payment adjustment that should be made. Certicom agrees to take all reasonable measures to keep confidential any information so disclosed to it by the auditor, and to protect Licensee's rights in such information. Certicom agrees not to disclose any such information received by it from the auditor to anyone, or to copy it except as follows: (a) to employees, advisors, financing parties or contractors who are under an obligation of confidentiality to the extent reasonably necessary to conduct business; (b) to the extent that information become publicly known through no fault of Certicom; (c) to the extent Certicom is required to comply with any valid law, regulation, statute, or order so long as Licensee receives reasonable advance notice of such potential disclosure; and
(d) to the extent required by Certicom to enforce, establish, or interpret any right or duty at law or equity with respect to this Agreement. If such amounts are found to be different than those reported, or the royalty fees accrued are different than those reported, Licensee will be invoiced or credited for the difference, as applicable. Any deficiency in royalties, including interest, will be payable within thirty (30) days of such invoice. If the deficiency in royalties paid by Licensee is the greater of; (i) more than five percent (5%) of the royalties reported by Licensee for that quarter; or (ii) US$5,000.00.
Licensee must pay the reasonable expenses associated with such audit, to a maximum audit fee and expenses of $10,000, in addition to the deficiency. In addition, Certicom will have the right, for the next four (4) consecutive calendar quarters, to exercise its audit rights on a quarterly basis.

Late royalty payments of any kind are subject to the accrual of interest as described in Terms and Conditions Section 4.

7.   LIMITED  WARRANTY.  Certicom  represents  and  warrants  to  Licensee  and
     -----------------
acknowledges that Licensee has relied upon the completeness and accuracy of such representation and warranty as expressly stated in this Section 7 in entering into this Agreement, that for a period of thirty (30) days from the first date that it delivers to Licensee the Materials that (a) the Licensed Product(s) will operate in conformity with the material specifications for such item; (b) will be free from material defects; and (c) the media, if any, on which the Software is furnished will be free from material defects in materials and faulty workmanship under normal use. Certicom's sole liability and Licensee's exclusive remedy for any failure to meet these warranties will be limited to repair or replacement of the defective Materials at Certicom's option and expense.

Certicom further represents, and warrants to Licensee as follows and acknowledges that Licensee has relied upon the completeness and accuracy of such representations and warranties in entering into this Agreement:

     (a) Certicom shall ensure that it has all required licenses, consents, approvals and permits from any person necessary to perform its obligations under this Agreement and Certicom will otherwise comply with all statutes, laws, rules, regulations and industry standards existing in Canada with respect to the performance by Certicom of its obligations under this Agreement;

8.   WARRANTY  DISCLAIMER.  Except  as  provided in Terms and Conditions Section
     --------------------
7, Certicom transfers the Materials to Licensee on an "as is" basis. The warranties in Terms and Conditions Section 7 are in lieu of all other warranties or conditions, and Certicom makes no other warranty, condition or representation of any kind whether express or implied, and Certicom expressly disclaims the implied warranties or conditions of merchantability, merchantable quality, fitness for a particular purpose, infringement and those arising by statute or otherwise in law or from the course of dealing or usage of trade. Certicom does not represent or warrant that the Materials will meet any or all of Licensee's particular requirements, that the operation of the Materials will be error-free or uninterrupted, or that all programming errors in the Software can be found in order to be corrected. All warranties provided in Terms and Conditions Section 7 are solely for the benefit of, and may not be transferred by Licensee, to any third party.

9.   INDEMNIFICATION.
     ---------------

(a) Obligation. Certicom will defend Licensee from any claim that the Licensed Product(s), when used within the scope of this Agreement, infringe any U.S. or Canadian patents rights of any third party and Certicom will indemnify Licensee for any costs and damages (excluding reasonable attorney's fees) awarded by a court against Licensee in respect of such a claim. In addition, Certicom will also defend and indemnify Licensee for any costs and damages (including reasonable attorney's fees) awarded by a court against Licensee for any claim that the copies of the Licensed Product licensed to Licensee hereunder, when used within the scope of this Agreement infringe any trade secrets, copyrights, trademark or other intellectual property rights other than patent rights of any third party.

(b) Conditions. Certicom's obligations under this Section are subject to Licensee promptly notifying Certicom in writing of any such claim and promptly tendering control of the defence and settlement of any such claim to Certicom at Certicom's expense and with Certicom's choice of counsel. Licensee must cooperate with Certicom, at Certicom's expense, in defending or settling such claim.

(c)  Remedial  Options.  Certicom  may,  at  Certicom's sole option and expense:
(i) procure for Licensee the right to continue use of the pertinent item or infringing part thereof as permitted under this Agreement; (ii) modify the pertinent item or infringing part thereof with other software having substantially the same capabilities; or (iii) if neither of the foregoing is commercially practicable to achieve within a reasonable period of time, Certicom may terminate


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CERTICOM(TM)                CERTICOM(R) OEM LICENSE AGREEMENT

Licensee's right to use the pertinent item and refund to Licensee the amount it has paid Certicom for such item less a pro-rata amount to reflect an estimated useful life of three years.

(d) Limits on Scope of Indemnity. Certicom will have no liability for any infringement arising from (i) the use of the Software other than as set forth in its accompanying documentation or specifications; (ii) the modification of the Software; or (iii) the combination or use of the Software with other software, hardware, items or processes to the extent such infringement would have been avoided by the use of the Software standing alone. This Section states Certicom's entire obligation with respect to any claim regarding the intellectual property rights of any third party.

10.  TERM  AND  TERMINATION.
     ----------------------

(a) Term. Unless otherwise specified in Exhibit A, the term of this Agreement will commence on the Effective Date and will continue for a one-year period unless terminated earlier as set forth below, and will renew automatically for another one-year period on each of the first and second anniversaries of the Effective Date.

(b)  Termination For Cause. Any of the following shall suffice to terminate this
Agreement:

     (i) If Licensee fails to make any payment due within thirty (30) days after receiving written notice from Certicom that such payment is delinquent, Certicom may terminate this Agreement on written notice to Licensee at any time following the end of such thirty (30) day period;

     (ii) If Certicom (or, if this Agreement is assigned or transferred by Certicom to a third party, if that assignee or transferee) fails to provide support in accordance with this Agreement, Licensee may terminate this Agreement on written notice to Licensor at any time following the end of a thirty (30) day grace period. For further clarity, if this Agreement is terminated for cause pursuant to this Section 10(b)(ii), then Licensee may exercise its rights under the escrow provision in Section 14 of this Agreement (iii) If either party materially breaches any term or condition of this Agreement and fails to cure that breach within thirty (30) days after receiving written notice of the breach, the non-breaching party may terminate this Agreement on written notice at any time following the end of such thirty (30) day period;

     (iv) This Agreement will terminate automatically without notice and without further action by Certicom in the event Licensee becomes insolvent (i.e., becomes unable to pay its debts in the ordinary course of business as they come due), makes an assignment in violation of this Agreement or makes an assignment for the benefit of creditors or if any other bankruptcy proceedings are commenced by or against Licensee.

(c) Consequences. Upon the termination of this Agreement for any reason: (i) all rights granted hereunder will automatically revert to Certicom; (ii) Licensee must immediately pay to Certicom all amounts due and outstanding as of the date of such termination or expiration, and return a Royalty Report if applicable; and (iii) Licensee must (A) return to Certicom (or, at Certicom's option, destroy) the originals and all copies of the Materials in Licensee's possession or control; (B) erase any and all of the foregoing from all computer memories and stored Licensee Applications within its possession or control; and
(C) provide Certicom with a written statement certifying that it has complied with the foregoing obligations. End use licenses to Licensee Applications for Customers granted by Licensee to Customers prior to termination will survive any such termination.

11.  LIMITATION  OF  LIABILITY.
     -------------------------

(a)  EXCEPT  WITH  RESPECT  TO  MISAPPROPRIATION  OF  INTELLECTUAL  PROPERTY AND
-----
SECTIONS 2 AND 11(C) OF THIS AGREEMENT, EACH PARTY AGREES THAT ANY LIABILITY ON THE PART OF THE OTHER PARTY FOR BREACH OF THE WARRANTIES CONTAINED HEREIN OR ANY OF THE OTHER PROVISIONS OF THIS AGREEMENT OR ANY OTHER BREACH GIVING RISE TO LIABILITY OR IN ANY OTHER WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT FOR ANY CAUSE OF ACTION WHATSOEVER AND REGARDLESS OF THE FORM OF ACTION (INCLUDING BREACH OF CONTRACT, STRICT LIABILITY, TORT INCLUDING NEGLIGENCE OR ANY OTHER LEGAL OR EQUITABLE THEORY), WILL BE LIMITED TO THE OTHER PARTY'S DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED THE TOTAL AMOUNT PAID TO CERTICOM BY LICENSEE UNDER THIS AGREEMENT DURING THE TWO YEARS PRIOR TO THE EVENT GIVING RISE TO LIABILITY.

(b)  EXCEPT  WITH  RESPECT  TO  MISAPPROPRIATION  OF  INTELLECTUAL  PROPERTY AND
-----
SECTIONS 2 AND 11(C) OF THIS AGREEMENT, EACH PARTY AGREES THAT IN NO EVENT WILL THE OTHER PARTY BE LIABLE FOR DAMAGES IN RESPECT OF INCIDENTAL, ORDINARY, PUNITIVE, EXEMPLARY, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES INCLUDING, BUT NOT LIMITED TO, BUSINESS INTERRUPTION, LOST BUSINESS REVENUE, LOST PROFITS, FAILURE TO REALIZE EXPECTED SAVINGS, ECONOMIC LOSS, LOSS OF DATA, LOSS OF BUSINESS OPPORTUNITY OR ANY CLAIM AGAINST SUCH PARTY BY ANY


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CERTICOM(TM)                CERTICOM(R) OEM LICENSE AGREEMENT

THIRD  PARTY.

(C)  WITH  RESPECT  TO  EACH  PARTY'S OBLIGATION TO INDEMNIFY THE OTHER PARTY AS
-----
PER SECTIONS 1(a)(iii)(C) AND 9, THE PARTIES AGREE THAT EACH OTHER'S LIABILITY SHALL NOT EXCEED MORE THAN TWICE THE TOTAL AMOUNT OF FEES PAID TO CERTICOM UNDER THIS AGREEMENT.

(D)  THE  PARTIES  TO  THIS  AGREEMENT  ACKNOWLEDGE THAT THE LIABILITY EXPRESSED
-----
IN THIS TERMS AND CONDITIONS SECTION 11 REPRESENTS A MATERIAL BASIS FOR SETTING THE FEES IN THIS AGREEMENT.

12.  BRANDING  &  PUBLICITY.
---------------------------

(a) Publicity Efforts: Licensee and Certicom agree to engage in mutually beneficial publicity efforts as a means of announcing/publicizing the relationship between Certicom and Licensee.

(b)  Application  Security  Branding:

     (i) General. Licensee agrees to use reasonable efforts to incorporate the Certicom security mark directly into Licensee Applications incorporating the Run-Time. Licensee agrees to include Certicom provided copyright information in product documentation for Licensee Applications that include documentation.

     (ii) Referencability: Certicom may consider Licensee as a reference vendor in its marketing and securities filings materials. Certicom will provide Licensee's appointed marketing contact with written notification of instances where Licensee is being mentioned as a reference vendor. If Licensee does not respond to Certicom within 14 days of such notification, Certicom will consider this to be permission granted by Licensee.

     (iii) Parties may refer to each other's company and products for marketing purposes including but not limited to use for corporate or sales presentations and on its respective web site. Parties may terminate this right upon reasonable grounds with thirty (30) days prior written notice to the other party.

(c) Any and all trademarks and trade names which Certicom uses in connection with the license granted hereunder ("Certicom Marks") are and remain the exclusive property of Certicom Corp. Nothing contained in this Agreement may be deemed to give Licensee any right, title or interest in any Certicom Marks. Subject to notice from Certicom in writing which modifies or cancels such license at Certicom's sole discretion, during the continuance of this Agreement, Certicom hereby grants Licensee a nonexclusive, revocable license to the Certicom Marks for normal advertising, marketing and promotion of Licensee Applications according to guidelines that Certicom may issue from time to time. Licensee must act consistently with Certicom's ownership of the Certicom Marks and may not use Certicom Marks in a disparaging manner. Licensee agrees to use correct trademark notices on advertisements, sales literature, dealer materials, press releases and other marketing materials, which use or display Certicom Marks. Licensee agrees to provide samples of all Licensee's marketing materials and Licensee Applications containing Certicom Marks to Certicom for prior approval. If Certicom rejects any of Licensee's use of Certicom Marks, then the parties may cooperate reasonably in order modify such materials for approval prior to release or use by Licensee. To the extent that Certicom withdraws any portion of the trademark license granted in this subsection, Licensee's obligations under Sections 12 (b) and (c), above, will also terminate if the rights necessary to comply with such obligation are withdrawn.

13.  INTERPRETATION  OF  THIS  AGREEMENT.
     -----------------------------------

This Agreement (any fully executed addenda or amendments) is the entire Agreement to date between the parties regarding the Materials and supersedes any such prior agreement or communication. Any subsequent waiver or modification of this Agreement, or any part, shall only be effective if reduced to writing and signed by both parties. No delay or failure to enforce any right under this Agreement will be considered a waiver of a party's rights thereafter to enforce each and every right and provision of this Agreement. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability and shall be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction and appropriate amendments shall be made to this Agreement to put the party who is disadvantaged by such invalidity or unenforceability in the same financial position as if no provision hereof were invalid or unenforceable. The parties agree to immediately negotiate in good faith a replacement for any such provision in order to preserve the interests of the parties to the extent permitted by law. As used herein, a "Business Day" will mean 9:00 a. m. to 5:00
p. m. (Eastern Time), on a Monday through Friday, excluding all national legal holidays. The "Effective Date" of this Agreement will be the first date Certicom signs it after Licensee has also executed it. This Agreement will be binding upon, and inure to the benefit of, the successors, heirs and assigns of the parties. This Agreement may be executed in two identical counterparts, each of which will be considered an original for all purposes. Licensee and Certicom are independent contracting parties. Neither Licensee nor Licensee employees, consultants, contractors or agents are agents, employees or joint-venturers of Certicom, nor do they have any authority to bind Certicom by contract or otherwise to any obligation. Licensee agrees


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
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CERTICOM(TM)                CERTICOM(R) OEM LICENSE AGREEMENT

not to make any statements that state or imply that Certicom certifies or guarantees Licensee Applications or that Licensee Applications are warranted, tested or approved by Certicom. No party shall be liable for any delay or failure to perform under this Agreement if such delay or failure is due to any contingency beyond its reasonable control including acts of God, war, explosion, fire, flood or civil disturbance. The party experiencing any delay or failure as a result of any such contingency shall:

(a)  provide  prompt  written  notice  thereof  to  the  other  party;

(b) use reasonable commercial efforts to either remedy the delay or failure or to establish a workaround plan to remedy the delay or failure in a manner which minimizes the disruption to the other party and then forthwith proceed to implement and complete such workaround plan; and

(c) use reasonable commercial efforts to eliminate the contingency causing the delay or failure.

Notwithstanding the foregoing, in the event that the delay or failure continues or is anticipated to continue for a period of at least twenty (20) Business Days from the date of receipt of the notice thereof by either party, such party shall have the right to terminate all or any part of this Agreement forthwith upon written notice to the other party. Unless otherwise specifically expressed in this Agreement, the specific business terms and negotiated customisations to this Agreement will be considered confidential ("Business Terms"), and neither party my disclose such information to third parties except as follows: (a) to employees, advisors, financing parties or contractors who are under an obligation of confidentiality to the extent reasonably necessary to conduct business; (b) to the extent that such Business Terms become publicly known through no fault of the parties; (c) to the extent required to comply with any valid law, regulation, statute, or order so long as the non-disclosing party receives reasonable advance notice of such potential disclosure; and (d) to the extent required to enforce, establish, or interpret any right or duty at law or equity with respect to this Agreement.

14.  SOURCE  CODE  ESCROW

In the event Certicom does not provide to Licensee human-readable source code for any Software or module of any Software licensed under this Agreement, upon Licensee's request and at the Licensee's expense, Certicom will deposit, with a third party Escrow Agent, such source code and related materials sufficient to enable a reasonably skilled programmer or analyst to maintain and enhance the Software licensed hereunder ("ESCROW DEPOSIT"). The Escrow Deposit will be made available to Licensee in accordance with the Escrow Agreement between Certicom and the Escrow Agent, as attached as Exhibit E. The Escrow Deposit will be made available to Licensee upon Licensee's written notice to the Escrow Agent in the event that Certicom has become insolvent or bankrupt, or fails to remedy a material breach of its obligations as set forth in this Agreement after passage of thirty (30) days as per Section 10(b)(iii) ("Event of Escrow Release"). Upon the occurrence of the Event of Escrow Release and the ensuing transfer by the Escrow Agent of the Escrow Deposit to Licensee, Licensee and its permitted sublicensees shall have a, non-exclusive, world-wide right and license under any copyrights, trade secrets or patents applicable to said Escrow Deposit to use, reproduce, have reproduced, edit, merge, translate, enhance, or otherwise modify Certicom's Software and source code, its related materials, and know-how for any purpose consistent with the rights and sub-licensing rights granted to Licensee by the Certicom herein, including the support and maintenance of the Licensee software for the remaining term of this Agreement.

15.  GENERAL.
     -------

(a) All notices hereunder will be in writing and must be duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the respective addresses of the parties appearing in this Agreement. Any notice given will be deemed to be received: (i) on the date which it is delivered if delivered personally, (ii) or, if mailed, on the fifth business day next following the mailing thereof. Either party may change its address for notices by giving notice of such change as required in this clause (a). Licensee's contact information is given on Exhibit A- Customer Information Sheet, and Certicom's contact information is given in Exhibit B
Section  III.

(b) This Agreement, the license rights granted hereunder and the Materials, or any part thereof, may not be assigned or transferred by Licensee ("Transfer"), without the prior written consent of Certicom, consent of which shall not be unreasonably withheld. Any such transfer without the prior written consent of Certicom will be ineffective. In any case, any such transfer absent Certicom's written permission will immediately and automatically terminate this Agreement without further action by Certicom.

(c) The laws in force in the Province of Ontario will govern this Agreement, and any litigation or other dispute resolution between the parties relating to this Agreement or its construction will take place in the courts of that province. The parties consent to the personal jurisdiction of, and venue in, the provincial and national courts as


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
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CERTICOM(TM)                CERTICOM(R) OEM LICENSE AGREEMENT

specified, above. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods do not apply to this Agreement.

(d) The provisions in Terms and Conditions Sections 1(a)(iii)(C)- Licensee's Indemnification, 2- Ownership, Protection, 4 -Fees (applicable to royalty fees owed at time of termination), 6- Books and Records, Audit, 7- Limited Warranty, 8- Warranty Disclaimer, 9-Indemnification, 10-Term and Termination, 11-Limitation of Liability, 13- Interpretation of Agreement, 15-General (inclusive), and Exhibit E- Source Code remain in force and effect after the termination of this Agreement.


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
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CERTICOM(TM)                CERTICOM(R) OEM LICENSE AGREEMENT

                               INFORMATION SHEETS
                                    EXHIBIT A


I.   LICENSEE  INFORMATION:

Licensee Name: Diversinet Corp.
Street Address: 2225 Sheppard Ave East
City: Toronto, St. & Zip. Code: Ontario, M2J 5C2

Main Co. Tele. # (v): 416-756-2324 (fax): 416-756-7346
General. Billing Contact (name, title, email & phone): Suzanne Wilson, Controller, SWILSON@DIVERSINET.COM, 416-756-2324 x274
            ----------------------
Billing Address: same as above
Royalty Report Contact (name, title, email & phone): Suzanne Wilson, Controller, SWILSON@DIVERSINET.COM, 416-756-2324 x274
----------------------
Royalty Report Address:
Shipping Address (if different from above):
                                           -------------------------------------
Person Signing Contract (name, title, email & phone): Hussam Mahgoub, Vice President- Products, hmahgoub@diversinet.com, 416-756-2324
                     -----------------------
Marketing Representative Contact (name, title, email & phone): NICK DARWISH, VICE PRESIDENT SALES & MARKETING

Licensee's P. O. # (Attach Copy):
                                 -------------------------

II.  FEES:


Yearly Base Fee: $40,000

Royalty Fee & Type:

     (a) 5% of Licensee's Gross Revenue from Licensee Applications, excluding (except as noted in II(b), below) fees earned from the sale, licensing or distribution of the Passport Certificate Server(R) and the Passport Authorization Product(TM) ("Conditionally Exempt Products"). For greater certainty, Gross Revenue includes revenue derived by Licensee from the use (or use by third parties where such use is authorized (directly or indirectly) by Licensee) of any Licensee Application (including the Passport Certificate Server(R) and Passport Authorization Product(TM)) to issue or authenticate a digital certificate or permit.

     (b) If Licensee bundles the sale, license, distribution, or any other right to obtain or use digital certificates or digital permits ("Certificate Rights") with the distribution of Licensee Applications that fall within the definition of Conditionally Exempt Products, Licensee shall pay Certicom the Percentage Royalty (noted in Section II (a), above) of the incremental value the Certificate Rights add to such bundle. Such incremental value will be determined by mutual written agreement, as provided in Exhibit D1, Section V.

Yearly Support Fee: Included as part of yearly base fee.

Fee Terms:

     (a) Yearly Base Fee: In the first year, Licensee must pay the Yearly Base Fee set out in II, above within thirty (30) days after the invoice date. Thereafter, the Yearly Base Fee will be due in advance for each one (1) year term on the anniversary of the Effective Date for each subsequent one (1) year period until this Agreement terminates.

     (b) Yearly Support Fee: If a Yearly Support Fee is indicated in this subsection II, above, Licensee must pay such Yearly Support Fee within thirty (30) days after the invoice date. Thereafter, the Yearly Support Fee will be due on the anniversary of the Effective Date for the term of this Agreement.

     (c) Royalty Fee: If applicable, Licensee must pay the royalty fee above, as specified in Exhibit D.

     (d) General: Unless stated expressly otherwise, Licensee must pay any other fees designated on this Exhibit within thirty (30) days of invoice date. Payment of local taxes, duties and fees are the responsibilities of the Licensee. For Licensees having a principal


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
[GRAPHIC OMITTED]
CERTICOM(TM)                CERTICOM(R) OEM LICENSE AGREEMENT

          place of business outside of the U.S. or Canada, Licensee agrees to provide Certicom with a letter of credit in an amount, and from a source, reasonably acceptable to Certicom within ten (10) days of the Effective Date.

III. SUPPORT TYPE:         Standard           Premier           7 by 24

IV.  SPECIAL LICENSE TERMS:

1. For greater certainty, the fee structure in this Agreement is based upon information received from Licensee regarding its proposed business model for the Licensee Application. Should Licensee significantly alter such business model, the fee structure of this Agreement shall be subject to modification as mutually agreed.

2. Upon execution of this Agreement by both parties, Licensee's Certicom OEM License Agreement, dated March 16, 1998 (the "Prior License"), shall immediately terminate by mutual agreement, without being an occasion of breach by either party. The terms related to the effects of termination in the Prior License shall not apply and the Software (Security Builder version 1.2) delivered under the Prior License shall be considered Software under this Agreement.

3. Governing Assumptions. The royalty structure negotiated between the parties is based upon Licensee's current or planned business model for obtaining revenue from the distribution of Licensee Applications to customers, whereby Licensee does not distribute the Passport Client as a standalone software development toolkit. Should Licensee change its licensing model for any Licensee Application such that the governing assumptions, for which the parties relied upon to derive the current royalty structure are no longer accurate, the parties agree to revisit the royalty to reflect parties' then current pricing and business model, and to come to a written mutual agreement.

4. Licensee may use the Licensed Products to act as registration authority, subject to the terms of this Agreement.


V. LICENSEE APPLICATION(S): DIVERSINET'S PASSPORT PRODUCT LINE, INCLUDING THE PASSPORT CERTIFICATE SERVER, THE PASSPORT CLIENT AND THE PASSPORT AUTHORIZATION PRODUCT.
Licensee agrees that the scope of the Licensee Application as defined above does not include Licensee's use of the Materials to: (a) act as a certification authority without Certicom's prior written approval; (b) develop or use as an IPSec-compliant virtual private network client (or elements thereof) for mobile, handheld, or other constrained computing devices; or (c) provide any Certicom technology to any of the following entities currently known as: Verisign Inc., Baltimore Technologies, Entrust, Inc., and RSA Security, Inc. to the extent permitted by law . Licensee agrees the foregoing restriction is a material component of this Agreement and is part of the scope of the permitted Licensee Application. Licensee Applications must also represent a substantial functional and value added enhancement over and above the Software, such that the primary reason for a hypothetical potential user to license or acquire such Licensee Application is other than simply to obtain the right to use the Software. For greater certainty, Licensee products that do not contain any Certicom Software or make use of Certicom technology will not be considered a Licensee Application, nor will such Licensee software be subject to this Agreement.

VI.  CERTICOM  POINT-OF-CONTACT:  KARL  BURGER


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
[GRAPHIC OMITTED]
CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

                        PRODUCTS/ DELIVERABLES- EXHIBIT B

Certicom agrees to deliver the following Licensed Products.

I. MATERIALS: Where applicable each Licensed Product will be designated with a version number followed by a revision notation. Unless specifically stated in this Exhibit Section II (Licensed Product Information), below, or Exhibit A IV (Special License Terms), Certicom agrees to provide Licensee with the most current revision that Certicom generally makes commercially available to third parties as of the Effective Date of this Agreement, for the combination of the noted version number and specific operating environment (platform, OS, and if applicable, processor and development environment) for a Licensed Product. For use in describing Licensed Products below, a revision noted as "x" simply denotes an intention to supply such latest revision that is made generally commercially available to third parties as of the Effective Date, as described in this paragraph.

II.  LICENSED PRODUCT INFORMATION

Licensed Product # 1: Security Builder for
Java                                   Version/model #: 1.x
    --------------------------------                        --------------------

Platform/OS (& vers. #): various

Processor (if applicable): various
                                  ----------------------------------------------
Develop. Env. (i.e. compiler): JDK 1.1, 1.2,  1.3
                                                  ------------------------------

 Object  Code           Obfuscated  Source  Code           Clear  Source  Code *

See Exhibit E for Clear and Obfuscated Source Code use grant and restrictions

Standard Product Custom Product - Services to be rendered per Statement of Work


Licensed Product # 2: Security
Builder                                 Version/model #: 3.x
       --------------------------------                     --------------------
Platform/OS (& vers. #)/ Processor (if applicable)/
                                                   -----------------------------
Develop. Env. (i.e. compiler):  See chart below
                                                --------------------------------
 Object  Code           Obfuscated  Source  Code           Clear  Source  Code *

See Exhibit E for Clear and Obfuscated Source Code use grant and restrictions

Standard Product Custom Product - Services to be rendered per Statement of Work

PLATFORM                OPERATING SYSTEM          PROCESSOR        COMPILER
SB VERSION 3.X
AIX 32-bit              AIX 4.3.3 32-bit          RS6000           xlc (cc) compiler
AIX 64-bit              AIX 4.3.3 64-bit          RS6000           xlc (C for AIX Compiler Version 5.0.0.0)
HPUX B11.00 32-bit      HP-UX B.11.00, 32-bit     PA8000           cc HP92453-01 A.11.01.00 HP C Compiler
HPUX B11.00 64-bit      HP-UX B.11.00, 64-bit     PA8000           cc (HP C Compiler)
Linux x86 (Red Hat                                Intel x86,
6.1)                    Red Hat Linux 6.1         Pentium Family   gcc version 2.95.2.19991024
                                                  Motorola 68K
PalmOS m68K             Palm OS 3.5               Dragonball       Metrowerks CodeWarrior 7.0 for PalmOS Platform
                                                                   Microsoft (R) 32-bit C/C++ Optimizing Compiler
RIMOS i386              RIM OS                    Intel 386        Version 12.00.8168 for 80x86
Solaris 2.7 Sparc GCC
A1132-bit               Solaris 2.7               Sun SPARC        gcc version 2.95.2.19991024
Solaris 2.7 Sparc WS                              Sun UltraSPARC
64-bit                  Solaris 2.7               II               Sun WorkShop 6 update 1 C 5.2 2000/09/11
                                                  Intel x86,
Solaris 2.8 x86         Solaris 2.8               Pentium Family   gcc version 2.95.2.19991024
VxWorks 5.4 i386        VxWorks 5.4               Intel 386        cc386


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
[GRAPHIC OMITTED]
CERTICOM(TM)                CERTICOM(R) OEM LICENSE AGREEMENT

VxWorks 5.4 i486        VxWorks 5.4               Intel 486        cc386
VxWorks 5.4 Pentium     VxWorks 5.4               Intel Pentium    cc386
                                                  Intel x86,       Microsoft (R) 32-bit C/C++ Optimizing Compiler
Win32 x86               Win95,Win98,Win2000,WinT  Pentium Family   Version 12.00.8168 for 80x86
WinCE 3.0 PocketPC                                Intel StrongARM  Microsoft (R) 32-bit C/C++ Optimizing Compiler
SA1110  "IPAQ"          WinCE 3.0                            1110  Version 12.01.8569 for ARM
WinCE 3.0 PocketPC                                                 Microsoft (R) 32-bit C/C++ Optimizing Compiler
SH3  "HP540"            WinCE 3.0                 Hitachi SH3      Version 12.01.0014 for Hitachi SH
WinCE 3.0 PocketPC                                                 Microsoft (R) 32-bit C/C++ Optimizing Compiler
MIPS                    WinCE 3.0                 MIPS             Version 12.01.8687 for MIPS R-Series
WinCE 3.0 PocketPC                                Intel x86,       Microsoft (R) 32-bit C/C++ Optimizing Compiler
x86 Em                  WinCE 3.0                 Pentium Family   Version 12.00.8186 for 80x86
Solaris 2.7 Sparc WS                              Sun UltraSPARC
32-bit                  Solaris 2.7               II               Sun Workshop 6 update 1C 5.2 2000/09/11


ASSOCIATED ITEMS:
                 ---------------------------------------------------------------

Licensed Product # 3: Security Builder
                                      ------------------------------------------
Version/model #: 2.x
                     --------------------------------

Platform/OS (& vers. #)/ Processor (if applicable)/ Develop. Env. (i.e. compiler): WinCE v. 2.x for MIPS, ARM, x286, SH3 processors; Palm, RIM, Linux x86, Win32 bit code for Windows 95, 98, 2000, NT, ME and XP, Solaris Sparc GCC, Solaris x86, HPUX 32 bit, and HPUX 64


  Object Code             Obfuscated Source Code            Clear Source Code *

See Exhibit E for Clear and Obfuscated Source Code use grant and restrictions

Standard Product Custom Product - Services to be rendered per Statement of Work

ASSOCIATED ITEMS:
                 ---------------------------------------------------------------
* CERTICOM LICENSES ITS UNDERLYING CRYPTOGRAPHIC LIBRARIES IN OBJECT CODE OR OBFUSCATED SOURCE CODE FORMAT, EVEN IN PRODUCTS WHICH ARE OTHERWISE IN CLEAR SOURCE CODE.

III. CERTICOM CONTACT INFORMATION. SALES: CERTICOM CORP. 25821 INDUSTRIAL BLVD. SUITE 300, HAYWARD, CA 94545, (V) 510.780.5400, (F) 510.780.5401 MANAGEMENT,
CRYPTOGRAPHIC RESEARCH AND PRODUCT DEVELOPMENT: CERTICOM CORP. 5520 EXPLORER DRIVE, 4TH FLOOR, MISSISSAUGA, ON L4W 5L1, (V) 905.507.4220, (F) 905.507.4230;
URL-  www.certicom.com
      ----------------



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
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CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

MAINTENANCE AND TECHNICAL SUPPORT - EXHIBIT C1: STANDARD LEVEL (COLLECTIVELY "SERVICES")
PRIMARY TECHNICAL SUPPORT CONTACT (NAME & TITLE): MICHAEL CRERAR, DIRECTOR-SECURITY INFRASTRUCTURE
E-MAIL  ADDRESS  &  TELE.  (LICENSEE'S SUPPORT CONTACT): MCRERAR@DIVERSINET.COM,
                                                         ----------------------
416-756-2324
ALTERNATE/ "BACK-UP" TECHNICAL SUPPORT CONTACT (NAME & TITLE): LEE TORELL, DIRECTOR ENGINEERING
E-MAIL ADDRESS & TELE. (ALTERNATE SUPPORT CONTACT):LTORELL@DIVERSINET.COM, 416-756-2324

I.   GENERAL MAINTENANCE & SUPPORT SERVICE TERMS

a. Certicom will accept support questions from Licensee via any of the following methods: 1) voice calls to 800.511.8011; 2) facsimile transmissions to 800.474.3877; or 3) electronic mail messages via the Internet using SMTP compliant software (hereafter "E Mail") addressed to support@certicom.com,
                                                     --------------------
regarding the functions of the Software, as well as questions about how to make full use of the Software (hereafter, "Support Issues"). In addition, international customers may find the following contact numbers more convenient:
1.905.507.9473 (voice) & 1.905.507.9912 (facsimile). Licensee agrees to be solely responsible for the maintenance and support of Licensee Applications and Licensee must instruct its customers and licensees to contact Licensee directly.

b. Support Issues must be referred by "Primary Technical Support Contact" or, when such person is unable to ask Support Issues or receive responses, then the "Alternate Support Contact" noted at the beginning of this Exhibit (collectively, the "Support Channel"). Licensee may change the name and contact information for its Support Channel by written notice to Certicom (which for such purpose includes E-Mail). It is Licensee's responsibility to provide Certicom with initial names and contact information for its Support Channel (and to keep that information current) to receive Services.

c. Mandatory Revisions. In the event that Certicom, in its sole reasonable discretion, determines that a Licensed Product is, or may (as applicable): (i) subject to a material defect; (ii) the subject of a material security breach; or, (iii) be subject to a third party infringement suit of any kind; Certicom may issue a Mandatory Revision in correction of one or more of these issues. Such Mandatory Revision must have substantially similar (or greater) functionality to the Licensed Product being replaced. Certicom disclaims all liability and obligations (including by way of illustration and not as a limitation indemnity and express warranty provisions) that arise due to, or are result of, Licensee's failure to substitute a Mandatory Revision in a timely fashion.d. On Site Support and Training. On site support and training may be available, subject to Certicom's reasonable discretion, at Certicom's then current time and materials fee for each technician, including incidental expenses for traveling and lodging, if any. Minimum charges of, respectively, one day and two days apply to onsite support (one (1) day) and training (two (2) days).

e. Services for any Custom Product(s) may be available, at Certicom's reasonable discretion, to Licensee at $US 185/ person-hour plus materials.

II.  SPECIFIC STANDARD LEVEL SUPPORT TERMS

a. Certicom's response to Support Issues will be typically made according to the Service Level Objectives defined below. On average, Certicom aims to achieve a 90% attainment rate based on technical support for all of its licensees.

SEVERITY  SEVERITY NAME                        DESCRIPTION                        ESTIMATED RESPONSE  STATUS REPORTS
 LEVEL                                                                                   TIME
--------  -------------  -------------------------------------------------------  ------------------  --------------
1         Critical       Licensee business process is severely affected and         4 Business Hours  Daily
                         there is no workaround.
--------  -------------  -------------------------------------------------------  ------------------  --------------
2         Serious        Licensee business process is affected but a
                         workaround exists                                          6 Business Hours  Twice Weekly
--------  -------------  -------------------------------------------------------  ------------------  --------------
3         Medium Impact  Licensee business process affected but there is no loss
                         of functionality                                             1 Business Day  Twice Monthly
--------  -------------  -------------------------------------------------------  ------------------  --------------
4         Low Impact     All other inquiries or requests including product
                         enhancements and documentation error or
                         information request                                         3 Business Days  Monthly
--------  -------------  -------------------------------------------------------  ------------------  --------------

Certicom will dedicate reasonable engineering resources to support in order to meet the Service Level Objective. The estimated response times stated within the Service Level Objective are not intended to guarantee the time within which Certicom will supply a correction, solution or answer to a Support Question, but where appropriate and reasonable, may simply be an acknowledgment that Certicom has received the report and is attempting to correct the problem.

b. Updates. Unless specifically modified in the Exhibit A.IV, during the term of Standard Support, Certicom will make available new revisions for the Software (designated by a revision number with a higher number to the right of the leftmost decimal point) ("Updates"), but not versions of the Software (which are designated with a higher number to the left of the leftmost decimal point) ("Upgrades"), or Custom Releases of the Software (which are designated at the end of the version number sequence with a letter or a customer's name) which Certicom publicly makes available to licensees according to its own release or development schedule. In any case, Licensee's right to receive Updates will be limited to the Software as licensed herein, and all Updates so delivered will be governed by the terms and conditions in this Agreement regarding Software.

c. Support for Prior Releases. Certicom will support (with respect to Sections II (a) and b), above) a superceded release of the Software for a period of at least six (6) months after the date its replacement release was made publicly available, solely with respect to Licensed Product #3- Security Builder, version 2.x, Certicom will provide support for up to one year from the Effective Date of this Agreement.


Diversinet.Certicom.OEM.License.Agreement.02.25.02.
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
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CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

ROYALTY  PAYMENTS-  PERCENTAGE  ROYALTY  BASED:  EXHIBIT  D1

I.  DEFINITIONS.  The  following  terms  will  have  the  meaning defined below:
     "Distributor" means a reseller, OEM, dealer or distributor in the business of reselling or sublicensing the Licensee Application to Customers, directly or through one or more Distributors, by virtue of authority of Licensee. Licensee Applications resold and sublicensed by a Distributor must bear Licensee's trademarks and service marks and must not be privately labeled by such Distributor or other parties. A Distributor must have no right to modify any part of the Licensee Application.

     "Customer" means a person or entity sublicensing Software object code as part of a Licensee Application from Licensee or a Distributor solely for personal or internal use and without right to sublicense such Licensee Application to any other person or entity.

     "Gross Revenues" shall mean the gross amount of all cash, in kind, or other consideration actually received by Licensee from third parties at any time in consideration of the use, license, rental, sale, transfer, subscription to, or distribution of any Licensee Application, where such use is authorized (directly or indirectly) by Licensee to a third party. For greater certainty, such "use" may also include, where applicable, use of the Licensee Application to control access by third parties to products, services, or information. Gross Revenue excludes any amounts received by Licensee for sales and use taxes, shipping, insurance, and duties. For purposes of determining Gross Revenues, the amount of in-kind or other non cash consideration receivable by Licensee will be deemed to have a dollar value equal to the average cash price of the particular Licensee
     Application for the previous year (the "Standard Price"), less all cash paid. With respect to a Licensee Application which is licensed as part of a larger group of products or as an integral part of another product (a "Bundle") and sold at a discount, for purposes of determining Gross Revenues, the discount applicable to the Licensee Application must be at a percentage no greater than the lowest percentage applied to other discounted products within that Bundle.

II. PERCENTAGE ROYALTY. Licensee agrees to pay to Certicom the Royalty Percentage(s) (set out on any Information Sheets) of Licensee's Gross Revenue. For greater certainty, such Royalty is owed whenever Licensee Applications include, use, or are enabled by, any Certicom proprietary technology implemented by the Software, whether such technology is provided as part of the Software or via products (software or hardware) or services provided by a third party. Use of licensee application to issue a certificate or permit within thirty (30) days after the end of each calendar quarter Licensee agrees to pay to Certicom the Royalty Percentage for Gross Revenue from Licensee Applications in such quarter. For greater certainty, unless specifically noted on the Information Sheets, the royalty negotiated between the parties is based upon the total value of the Licensee Application as a functioning product (or project) with the Software incorporated therein ("Total Value"). To insure that Licensee pays the proper percentage royalty upon the Total Value, any Licensee Application must represent a substantial functional and value added enhancement over and above the Software, such that the primary reason for a potential user to purchase such Licensee Application is other than to obtain the right to use the Software. All payments are subject to any appropriate Special Terms on the Information Sheets.

III. ROYALTY REPORTS. Substantial compliance with the provisions of this subsection will be considered a material element of this Agreement. Licensee agrees to provide (and update as necessary) contact information for a Licensee officer responsible for reporting Licensee's royalties as required herein ("Royalty Contact"). A report in reasonably detailed form setting forth the calculation of fees due from Licensee and detailed form setting forth the calculation of royalties due from Licensee, and signed by the Royalty Contact, will be delivered to Certicom within twenty days after the close of each calendar quarter during the term of this Agreement, regardless of whether royalty payments are due pursuant to Section II of this Exhibit. Upon request from Licensee, Certicom will provide an example of a standard royalty report for Licensee's use. The report must include, at a minimum, the following information with respect to the relevant quarter:

     (a)  The  name  of  each  Licensee  Application;

     (b) The Gross Revenue from each named Licensee Application invoiced, sold, licensed, rented, used and/or distributed or delivered to Customers and Distributors in the preceding quarter as well as an aggregate for the calendar year to date;

     (c) A calculation of the total actual royalties due to Certicom for the immediate preceding quarter, as well as the aggregate amount for the whole calendar year to date.

     (d) Whether any Royalty is due from Conditionally Exempt Products as provided in Exhibit A, Section II(b).


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
[GRAPHIC OMITTED]
CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

IV. CONDITIONALLY EXEMPT PRODUCTS BUNDLED WITH CERTIFICATE RIGHTS. In the event that Royalties are reported as due from Conditionally Exempt Products (as provided under Section III(d), above), Licensee and Certicom shall timely cooperate to fairly determine the portion of the value to be attributed to Certificate Rights within the consideration actually received by Licensee from third parties at any time in consideration of the use, license, rental, sale, transfer, subscription to, or distribution of such Conditionally Exempt
Products. The parties' mutual written determination on such subject may be memorialized by an unambiguous E-mail exchanged between the parties.



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
[GRAPHIC OMITTED]
CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

     SIGNATURES OF THE PARTIES

     Certicom Corp., a corporation organized under the laws of the Yukon Territory (including its wholly owned subsidiaries) hereby licenses the Materials which includes the Software, documentation noted above, and the person or entity noted as Licensee agrees to accept such license and pay the fees noted above, all in accordance with these Standard Terms and Conditions and all attached exhibits, attachments, or schedules referenced in this Agreement and attached hereto, specifically Exhibits A, B (which are mandatory exhibits), C1 (alternate support level terms), D1 ( royalty terms) and Exhibit E (escrow agreement). Where a reference in the Terms and Conditions is made to an Exhibit "C" or "D" without an associated version number, such reference is intended to include the specific Exhibit version number referenced on this page and attached hereto.


AGREED TO AND ACKNOWLEDGED BY:

CERTICOM CORP.                          DIVERSINET  CORP.


-----------------------------------     -----------------------------------
By:                                     By:  Hussam Mahgoub


-----------------------------------     -----------------------------------
Name: (Please print)                    Name: (Please print)


-----------------------------------     -----------------------------------
Title:                                  Title: Vice President - Products

-----------------------------------     -----------------------------------
Date:                                   Date:


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
[GRAPHIC OMITTED]
CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

                  MASTER PREFERRED ESCROW AGREEMENT- EXHIBIT E

                          Master Number _0305073-00002

This agreement "Agreement" is effective _____________, 20____ among DSI Technology Escrow Services, Inc. ("DSI"), Certicom Corp. ("Depositor") and any additional party signing the Acceptance Form attached to this Agreement ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as the parties ("Parties").

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the License Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E.     The  parties  desire  this  Agreement  to be supplementary to the License
Agreement  pursuant  to  11  United  States  [Bankruptcy] Code, Section 365(n).


ARTICLE  1  --  DEPOSITS

1.1     Obligation  to  Make Deposit.  Upon the signing of this Agreement by the
        ----------------------------
parties, including the signing of the Acceptance Form, Exhibit A naming the Deposit Account, Depositor agrees to deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on Exhibit B. If Exhibit B is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit B.

1.2     Identification  of Tangible Media.  Prior to the delivery of the Deposit
        ---------------------------------
Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit B shall be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the account as required in Section 2.2 below.


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
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CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

1.3. Escrow  Account  Name Identification. Subject to this Article 1, and at the
     ------------------------------------
time Depositor makes the initial deposit with DSI in accordance with Section 1.2 above, Depositor shall complete and sign Exhibit A naming the initial account upon which the Deposit Materials are written or stored.

1.4  Deposit  Inspection.  When  DSI  receives the Deposit Materials and Exhibit
     -------------------
B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.7 below.

1.5  Acceptance  of  Deposit.  At  completion  of the deposit inspection, if DSI
     -----------------------
determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit A, DSI will date and sign Exhibit A and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on Exhibit A, DSI will
(a) note the discrepancies in writing on Exhibit A; (b) date and sign Exhibit A with the exceptions noted; and (c) mail a copy of Exhibit A to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of Exhibit A by DSI. Delivery of the signed Exhibit A to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

1.6  Depositor's  Representations.  Depositor  represents  as  follows:
     ----------------------------

     a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

     b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

     c. The Deposit Materials are not subject to any lien or other encumbrance;

     d. The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement or Exhibit B, as the case may be; and

     e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.

1.7     Verification.  Preferred Beneficiary shall have the right, at Preferred
         ------------
Beneficiary's expense, to cause a verification of any Deposit Materials. Preferred Beneficiary shall notify Depositor and DSI of Preferred Beneficiary's request for verification. Depositor shall have the right to be present at the verification. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.8     Deposit  Updates.  Unless  otherwise provided by the License Agreement,
         ----------------
Depositor shall update the Deposit Materials within 60 days of each release of a new version of the product which is subject to


Diversinet.Certicom.OEM.License.Agreement.02.25.02.
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
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CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.9  Removal  of  Deposit  Materials.  The  Deposit  Materials  may  be  removed
     -------------------------------
and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.


ARTICLE 2 -- CONFIDENTIALITY AND RECORD KEEPING

2.1  Confidentiality.  DSI  shall  maintain  the  Deposit Materials in a secure,
     ---------------
environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal. (See Section 7.5 below for notices of requested orders.)

2.2  Status  Reports.  DSI  will  issue  to  Depositor and Preferred Beneficiary
     ---------------
a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3  Audit  Rights.  During  the  term  of  this  Agreement,  Depositor  and
     -------------
Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.


ARTICLE 3  --  GRANT OF RIGHTS TO DSI

3.1  Title  to  Media.  Depositor  hereby  transfers  to  DSI  the  title to the
     ----------------
media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2  Right  to  Make  Copies.  DSI  shall  have  the right to make copies of the
     -----------------------
Deposit Materials solely as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made


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
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CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3  Right  to  Transfer  Upon  Release.  Depositor  hereby  grants  to  DSI the
     ----------------------------------
right to transfer Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with
Section 4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.


ARTICLE  4  --  RELEASE  OF  DEPOSIT

4.1  Release  Conditions.  As  used  in  this  Agreement,  "Release  Condition"
     -------------------
shall  mean  the  following:

     a. Depositor's continued failure to substantially carry out material support obligations or continued material breach by Depositer to fulfill its obligation pursuant to the License Agreement;

     b. Depositor's continued failure to continue to do business in the ordinary course; or,
     c. Such further or different conditions (or set of conditions) agreed to in the License

4.2  Filing  For  Release.  If  Preferred  Beneficiary  believes  in  good faith
     --------------------
that a Release Condition has occurred, Preferred Beneficiary shall provide to DSI and Depositor written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by commercial express mail.

4.3  Contrary  Instructions.  From  the  date  DSI  mails  the notice requesting
     ----------------------
release of the Deposit Materials, Depositor shall have thirty business days to deliver to DSI contrary instructions ("Contrary Instructions"). Contrary Instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Section 7.3. Subject to Section 5.2 of this Agreement, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) dispute resolution pursuant to Section 7.3; or (c) order of a court.

4.4  Release  of  Deposit.  If  DSI  does not receive Contrary Instructions from
     -------------------
the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. Upon any such release, the escrow arrangement will terminate as it relates to the Depositor and Preferred Beneficiary involved in the release.

4.5  Right  to  Use  Following  Release.  Unless  otherwise  provided  in  the
     ----------------------------------
License Agreement, upon release of the Deposit Materials in accordance with this
Article  4,  Preferred  Beneficiary


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
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CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.


ARTICLE  5  --  TERM  AND  TERMINATION

5.1  Term  of  Agreement.  The  initial  term  of this Agreement is for a period
     -------------------
of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; (b) Preferred Beneficiary instructs DSI in writing that the Agreement is terminated as it relates to Preferred Beneficiary; or (c) DSI instructs Depositor and Preferred Beneficiary in writing that the Agreement is terminated for nonpayment in accordance with Section 5.2 or by resignation in accordance with Section 5.3. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2  Termination  for  Nonpayment.  In  the event of the nonpayment of fees owed
     --------------------------
to DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3  Termination  by  Resignation.  DSI  reserves  the  right  to terminate this
      -----------------------------
Agreement, for any reason, by providing Depositor and Preferred Beneficiary with 100-days' written notice of its intent to terminate this Agreement. Within the 100-day period, the Depositor and Preferred Beneficiary may provide DSI with joint written instructions authorizing DSI to forward the Deposit Materials to another escrow company and/or agent or other designated recipient. If DSI does not receive said joint written instructions within 100 days of the date of DSI's written termination notice, then DSI shall destroy, return or otherwise deliver the Deposit Materials in accordance with Section 5.4.

5.4  Disposition  of  Deposit  Materials  Upon  Termination.  Subject  to  the
     ------------------------------------------------------
foregoing termination provisions, and upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI or have been released to the Preferred Beneficiary in accordance with Section 4.4.

5.5  Survival  of  Terms  Following  Termination.  Upon  termination  of  this
     -------------------------------------------
Agreement,  the  following  provisions  of  this  Agreement  shall  survive:


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CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

     a.   Depositor's  Representations  (Section  1.5);

     b.   The  obligations  of  confidentiality  with  respect  to  the  Deposit
          Materials;

     c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

     d.   The  obligation  to  pay  DSI  any  fees  and  expenses  due;

     e.   The  provisions  of  Article  7;  and

     f. Any provisions in this Agreement which specifically state they survive the termination of this Agreement.


ARTICLE 6  --  DSI'S FEES

6.1  Fee  Schedule.  DSI  is  entitled to be paid its standard fees and expenses
     -------------
applicable to the services provided, which may be increased once in advance of the renewal of each annual term. DSI shall notify the party responsible for payment of DSI's fees at least 60 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service.

6.2  Payment  Terms.  DSI  shall  not  be required to perform any service unless
     --------------
the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.


ARTICLE  7  --  LIABILITY  AND  DISPUTES

7.1  Right  to  Rely  on  Instructions.  DSI  may  act  in  reliance  upon  any
     ---------------------------------
instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. No party shall be responsible for failure to act as a result of causes beyond the reasonable control of such party.

7.2  Indemnification.  Depositor  and  Preferred  Beneficiary  each  agree  to
     ---------------
indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement unless such Liabilities were caused solely by the negligence or willful misconduct of DSI.

7.3  Dispute  Resolution.  Any  dispute  relating  to  or  arising  from  this
     -------------------
Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association, with reasonable


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CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

discovery activities permitted. Three arbitrators shall be selected. The Depositor and Preferred Beneficiary shall each select one arbitrator and the two chosen arbitrators shall select the third arbitrator, or failing agreement on the selection of the third arbitrator, the American Arbitration Association shall select the third arbitrator. However, if DSI is a party to the arbitration, DSI shall select the third arbitrator. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in San Francisco, California, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4  Controlling  Law.  This  Agreement  is  to  be  governed  and  construed in
     ----------------
accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.5  Notice  of  Requested  Order.  If any party intends to obtain an order from
     ----------------------------
the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

     a.   Give  DSI  at  least  two  business days' prior notice of the hearing;

     b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

     c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.


ARTICLE 8  --  GENERAL PROVISIONS

8.1  Entire  Agreement.  This  Agreement,  which  includes  the  Acceptance Form
     -----------------
and Exhibits A, B, and C described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit B or C need not be signed by DSI, and the Acceptance Form need only be signed by the parties identified therein.

8.2  Notices.  All  notices,  invoices,  payments,  deposits and other documents
     -------
and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.


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CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT

8.3  Severability.  In  the  event  any  provision of this Agreement is found to
     ------------
be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4  Successors.  This  Agreement  shall  be binding upon and shall inure to the
     ----------
     benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5  Regulations.  Depositor  and  Preferred  Beneficiary  are  responsible  for
     -----------
and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.


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CERTICOM(TM)            CERTICOM(R) OEM LICENSE AGREEMENT


                                    EXHIBIT A
                              PREFERRED BENEFICIARY
                                 ACCEPTANCE FORM

                          Account Number: 0305073-00002


Depositor, Preferred Beneficiary and DSI Technology Escrow Services, Inc. ("DSI"), hereby acknowledge that __________________ is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective___________, 20_____ with DSI as the escrow agent and ___Certicom, Inc._____________ as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account  Name                                 Account  Number
-------------                                 ---------------


---------------------------------------       ----------------------------------

---------------------------------------       ----------------------------------

---------------------------------------       ----------------------------------


Notices and communications to Preferred
Beneficiary should be addressed to:           Invoices should be addressed to:


Company Name:
             ---------------------------      ----------------------------------

Designated Contact:
                   ---------------------      ----------------------------------

Telephone:                                    Contact:
           -----------------------------              --------------------------

Facsimile:
           -----------------------------      ----------------------------------
E-Mail:                                       P.O.#, IF REQUIRED:
                                                                 ---------------

---------------------------------------       ----------------------------------
Preferred Beneficiary                         Depositor


By:                                           By:
   ------------------------------------          -------------------------------
Name:                                         Name:
     ----------------------------------            -----------------------------
Title:                                        Title:
     ----------------------------------            -----------------------------
Date:                                         Date:
     ----------------------------------            -----------------------------


DSI  Technology  Escrow  Services,  Inc.
----------------------------------------

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------
Date:
     -----------------------------------


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CERTICOM(TM)             CERTICOM(R) OEM LICENSE AGREEMENT


                                    EXHIBIT B
                            MATERIALS TO BE DEPOSITED

                          Account Number: 0305073-00002


Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:

Licensed Products as per license agreement:

Security Builder, version 2.x and 3.x for "C" and 1.x for Java


Certicom Corp.
Depositor      ------------------------       ---------------------------------
                                              Preferred Beneficiary

By:                                           By:
   ------------------------------------          -------------------------------
Name:                                         Name:
     ----------------------------------            -----------------------------
Title:                                        Title:
     ----------------------------------            -----------------------------
Date:                                         Date:
     ----------------------------------            -----------------------------


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CERTICOM(TM)             CERTICOM(R) OEM LICENSE AGREEMENT


                                    EXHIBIT C
                               DESIGNATED CONTACT

                      Master Number
                                    ----------------------


Notices and communications
should be addressed to:                      Invoices should be addressed to:


Company Name:                                Accounts Payable
             ----------------------------    ----------------
Address:                                     Certicom  Corp.
        ---------------------------------    ---------------
                                             25801 Industrial Blvd
        ---------------------------------    ---------------------
                                             Hayward, CA 94545
        ---------------------------------    ---------------------
Designated Contact:                          Contact:
                   ----------------------            ---------------------------
Telephone:
           ------------------------------    -----------------------------------
Facsimile:                                   P.O.#, IF REQUIRED:
           ------------------------------                       ----------------
E-MAIL:
        ---------------------------------


Verification Contact:

-----------------------------------


Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.


Contracts, Deposit Materials and           Invoice inquiries and fee remittances
notices to DSI should be addressed to:     to DSI should be addressed to:

DSI Technology Escrow Services, Inc.       DSI Technology Escrow Services, Inc.
Contract Administration                    PO Box 45156
9265 Sky Park Court, Suite 202             San  Francisco, CA 94145-0156
San Diego, CA 92123


Telephone:  (858)  499-1600                (858) 499-1636
Facsimile:  (858)  694-1919                (858) 499-1637
E-Mail:     ca@dsiescrow.com
            ----------------

Date:
     ------------------------------------


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